Exhibit 99.1

Perella Weinberg Reports Third Quarter 2023 Results
Financial Overview - Third Quarter
•Revenues of $139 Million, Down 4% From a Year Ago
•Adjusted Operating Income Margin of 8.5%, GAAP Operating Loss Margin of (19.2)%
•Adjusted EPS of $0.12; GAAP Diluted EPS of $(0.27)
Financial Overview - Nine Months
•Revenues of $436 Million, Down 3% From a Year Ago
•Adjusted Operating Income Margin of 8.9%, GAAP Operating Loss Margin of (16.3)%
•Adjusted EPS of $0.37; GAAP Diluted EPS of $(0.84)
Talent Investment and Strategic Actions
•Continue to Add Senior Bankers to Expand Client Coverage Footprint and Accelerate Growth
•Year-To-Date Added Six New Partners and Seven New Managing Directors
•Additional Partner Expected to Join Firm in the Fourth Quarter and a Further Partner in 2024
Capital Management
•Strong Balance Sheet with $197 Million of Cash and Short-Term Investments and No Debt
•Year-to-Date Returned $57 Million, Including Repurchases of 3.9 Million Shares and Equivalents
•Declared Quarterly Dividend of $0.07 Per Share

“We continue to execute on our strategic priorities — attracting top talent to our platform and expanding our client coverage footprint — positioning us well as market conditions improve. During the quarter, we outperformed the broader market, with demand for our services driven by increasing complexity and challenging markets. We, as always, remain focused on serving our clients and we are confident our efforts will create significant value for shareholders over time,” stated Andrew Bednar, Chief Executive Officer.

NEW YORK, NY, November 7, 2023 – Perella Weinberg Partners (the “Firm” or “PWP”) (NASDAQ:PWP) today reported financial results for the third quarter ended September 30, 2023.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Revenues

For the third quarter of 2023, revenues were $139.0 million, a decrease of 4% from $145.4 million for the third quarter of 2022. Revenues attributed to mergers and acquisition activity were up slightly period-over-period, while financing and capital solutions revenues were lower as compared to the third quarter of 2022 which contained a particularly large financing fee.

For the nine months ended September 30, 2023, revenues were $436.0 million, a decrease of 3% from $448.4 million for the nine months ended September 30, 2022. Revenues attributed to mergers and acquisition activity were up slightly period-over-period, while financing and capital solutions revenues were lower due to a large financing fee and restructuring fee in the year ago period.

Expenses

	U.S. GAAP		Adjusted		U.S. GAAP		Adjusted
	Three Months Ended September 30,				Nine Months Ended September 30,
	2023	2022	2023	2022	2023	2022	2023	2022
Operating expenses	(Dollars in Thousands)
Total compensation and benefits	$127,764	$123,259	$92,977	$93,041	$393,826	$378,408	$291,948	$287,005
% of Revenues	92%	85%	67%	64%	90%	84%	67%	64%
Non-compensation expenses	$37,931	$30,938	$34,267	$27,786	$113,282	$98,141	$105,163	$90,985
% of Revenues	27%	21%	25%	19%	26%	22%	24%	20%

Three Months Ended

GAAP total compensation and benefits were $127.8 million for the third quarter of 2023, compared to $123.3 million for the third quarter of 2022. Adjusted total compensation and benefits were $93.0 million for the third quarter of 2023 as compared to $93.0 million for the same period a year ago. The increase in GAAP total compensation and benefits was due to a higher compensation margin combined with the impact of business realignment costs associated with employee reductions undertaken year-to-date to improve compensation alignment and to provide for greater flexibility to advance strategic opportunities. The stability in adjusted total compensation and benefits was due to a higher compensation margin on a slightly lower revenue base.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP non-compensation expenses were $37.9 million for the third quarter of 2023, compared with $30.9 million for the third quarter of 2022. Adjusted non-compensation expenses were $34.3 million for the third quarter of 2023, compared with $27.8 million for the same period a year ago. The increase experienced in both GAAP non-compensation expenses and adjusted non-compensation expenses was largely driven by higher legal spend, a step-up in depreciation expense tied to New York and London office renovations and relocation, an increase in travel and related expenses, a bad debt reserve in the third quarter of 2023, and technology investments.

In the third quarter of 2023, we reached a settlement with the staff of the U.S. Securities and Exchange Commission (the “SEC”) in connection with the self-reporting of our practices relating to recordkeeping of business communications on “off-channel” messaging applications (the “Settlement”). Pursuant to the Settlement, Perella Weinberg Partners LP, Tudor, Pickering, Holt & Co. Securities LLC and Perella Weinberg Partners Capital Management LP, collectively, agreed to pay $2.5 million in the aggregate to the SEC on a joint and several liability basis. The Firm paid the SEC $1.25 million in satisfaction in part of the total settlement amount, with the remainder paid by Perella Weinberg Partners Capital Management LP. GAAP non-compensation expenses also included certain additional expenses related to the Settlement.

Nine Months Ended

GAAP total compensation and benefits were $393.8 million for the nine months ended September 30, 2023, compared to $378.4 million for the nine months ended September 30, 2022. Adjusted total compensation and benefits were $291.9 million for the nine months ended September 30, 2023 as compared to $287.0 million for the same period a year ago. The increase in both GAAP total compensation and benefits and adjusted total compensation and benefits was due to a higher compensation margin on a slightly lower revenue base. On a GAAP basis, total compensation and benefits include the impact of aforementioned business realignment costs.

GAAP non-compensation expenses were $113.3 million for the nine months ended September 30, 2023, compared with $98.1 million for the nine months ended September 30, 2022. Adjusted non-compensation expenses were $105.2 million for the nine months ended September 30, 2023, compared with $91.0 million for the same period a year ago. The increase experienced in both GAAP non-compensation expenses and adjusted non-compensation expenses was largely driven by an increase in travel and related expenses, legal spend, and technology investments, and higher rent and occupancy costs associated with overlapping rent periods and a related step-up in depreciation expense tied to New York and London office renovation and relocation, partially offset by a reduction in recruiting spend, co-advisory and other consulting fees, and lower D&O insurance costs versus the prior year period. GAAP non-compensation expenses also include certain expenses related to the Settlement.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Provision for Income Taxes

Perella Weinberg Partners currently owns 50.24% of the operating partnership (PWP Holdings LP) and is subject to U.S. federal and state corporate income tax. Income earned by the operating partnership is subject to certain state and foreign income taxes.

For purposes of calculating adjusted if-converted net income, we have presented our results as if all partnership units had been converted to shares of Class A Common Stock, and as if all of our adjusted income for the period was subjected to U.S. corporate income tax. For the nine months ended September 30, 2023, the effective tax rate for adjusted if-converted net income was 26%. This tax rate includes a one-time tax benefit recognized in the second quarter of 2023 due to the release of a tax reserve at one of our foreign subsidiaries.

Balance Sheet and Capital Management

As of September 30, 2023, PWP had $196.6 million of cash and short-term investments in U.S. Treasury securities. The Firm has no outstanding indebtedness and has an undrawn revolving credit facility.

During the three months ended September 30, 2023, PWP returned $10.5 million in aggregate to our equity holders through (i) the net settlement of 366,031 share equivalents to satisfy tax withholding obligations at an average price per share of $10.66 and (ii) the payment of $6.6 million in pro rata distributions to limited partners which allowed PWP to pay its dividends of $3.6 million on Class A common stock.

During the nine months ended September 30, 2023, PWP returned $57.5 million in aggregate to our equity holders through (i) the repurchase of 2,376,683 shares at an average price per share of $9.46 in open market transactions pursuant to PWP’s Class A common stock repurchase program, (ii) the net settlement of 1,544,022 share equivalents to satisfy tax withholding obligations at an average price per share of $10.17 and (iii) the payment of $19.3 million in pro rata distributions to limited partners which allowed PWP to pay its dividends of $10.1 million on Class A common stock.

During the nine months ended September 30, 2023, PWP made $3.0 million of cash payments related to the business realignment. Current expectations include future cash payments of approximately $16 million related to the business realignment, which are expected to be paid within the next 12 months.

The Board of Directors has declared a quarterly dividend of $0.07 per share of Class A common stock. The dividend will be paid on December 8, 2023 to Class A common stockholders of record on November 24, 2023.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Conference Call and Webcast

Management will host a webcast and conference call on Tuesday, November 7, 2023 at 9:00 am ET to discuss PWP’s financial results for the third quarter ended September 30, 2023.

The conference call will be made available in the Investors section of PWP’s website at https://investors.pwpartners.com/.

The conference call can also be accessed by the following dial-in information:

•Domestic: (800) 343-4136
•International: (203) 518-9814
•Conference ID: PWPQ323

Replay

A replay of the call will also be available two hours after the live call through November 14, 2023. To access the replay, dial (800) 839-2488 (Domestic) or (402) 220-7224 (International). The replay can also be accessed on the investors section of PWP’s website at https://investors.pwpartners.com/.

About PWP

Perella Weinberg is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, institutions, governments, sovereign wealth funds and the financial sponsor community. The firm offers a wide range of advisory services to clients in the most active industry sectors and global markets. With approximately 700 employees, PWP currently maintains offices in New York, London, Houston, San Francisco, Paris, Los Angeles, Chicago, Calgary, Denver, and Munich. The financial information of PWP herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Additional Information

For additional information that management believes to be useful for investors, please refer to the latest presentation posted on the Investors section of PWP’s website at https://investors.pwpartners.com/.

Contacts

For Perella Weinberg Investor Relations: investors@pwpartners.com
For Perella Weinberg Media: media@pwpartners.com
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Non-GAAP Financial Measures

In addition to financial measures presented in accordance with GAAP, we monitor certain non-GAAP financial measures to manage our business, make planning decisions, evaluate our performance and allocate resources. We believe that these non-GAAP financial measures are key financial indicators of our business performance over the long term and provide useful information regarding whether cash provided by operating activities is sufficient to maintain and grow our business. We believe that the methodology for determining these non-GAAP financial measures can provide useful supplemental information to help investors better understand the economics of our platform.

These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, the analysis of other GAAP financial measures. These non-GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP. In order to facilitate a clear understanding of our consolidated historical operating results, you should examine our non-GAAP financial measures in conjunction with our historical consolidated financial statements and notes thereto included elsewhere in this press release.

Management compensates for the inherent limitations associated with using these non-GAAP financial measures through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of PWP are “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Important factors, among others, that may affect actual results or outcomes include (but are not limited to): global economic, business and market conditions; the Company’s dependence on and ability to retain employees; the Company’s ability to successfully identify, recruit and develop talent; conditions impacting the corporate advisory industry; the Firm’s dependence on its fee-paying clients and fluctuating revenues from its non-exclusive, engagement-by-engagement business model; the high volatility of the Company’s revenues as a result of its reliance on advisory fees that are largely contingent on the completion of events which may be out of its control; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business, including actual, potential or perceived conflicts of interest and other factors that may damage its business and reputation; the Company’s successful formulation and execution of its business and growth strategies; substantial litigation risks in the financial services industry; cybersecurity and other operational risks; assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity; extensive regulation of the corporate advisory industry and U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy and laws (including the treatment of carried interest); and other risks and uncertainties described under “Part I—Item 1A. Risk Factors” in our Annual Report on Form 10-K.

The forward-looking statements in this press release and oral statements made from time to time by representatives of PWP are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 28, 2023 and the other documents filed by the Firm from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Consolidated Statements of Operations (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues	$139,003	$145,379	$435,974	$448,359
Expenses
Compensation and benefits	84,872	86,260	261,051	264,092
Equity-based compensation	42,892	36,999	132,775	114,316
Total compensation and benefits	127,764	123,259	393,826	378,408
Professional fees	10,256	8,180	26,546	25,902
Technology and infrastructure	8,045	7,337	25,850	22,414
Rent and occupancy	6,766	6,404	20,858	17,511
Travel and related expenses	4,134	2,912	13,634	8,847
General, administrative and other expenses	5,036	3,648	16,226	15,414
Depreciation and amortization	3,694	2,457	10,168	8,053
Total expenses	165,695	154,197	507,108	476,549
Operating income (loss)	(26,692)	(8,818)	(71,134)	(28,190)
Non-operating income (expenses)
Related party income	221	740	770	2,248
Other income (expense)	2,542	6,083	1,488	11,702
Change in fair value of warrant liabilities	—	(6,294)	—	15,806
Total non-operating income (expenses)	2,763	529	2,258	29,756
Income (loss) before income taxes	(23,929)	(8,289)	(68,876)	1,566
Income tax expense (benefit)	(191)	4,570	552	10,707
Net income (loss)	(23,738)	(12,859)	(69,428)	(9,141)
Less: Net income (loss) attributable to non-controlling interests	(21,689)	(13,999)	(62,615)	(28,440)
Net income (loss) attributable to Perella Weinberg Partners	$(2,049)	$1,140	$(6,813)	$19,299
Net income (loss) per share attributable to Class A common shareholders
Basic	$(0.05)	$0.03	$(0.16)	$0.44
Diluted	$(0.27)	$(0.19)	$(0.84)	$(0.19)
Weighted-average shares of Class A common stock outstanding
Basic	43,123,465	42,263,427	42,731,252	44,241,794
Diluted	86,647,697	87,745,776	86,593,581	90,535,232

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

U.S. GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total compensation and benefits—GAAP	$127,764	$123,259	$393,826	$378,408
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	(16,045)	(18,748)	(54,648)	(55,983)
Public company transaction related incentives(2)	(12,350)	(11,470)	(35,733)	(35,420)
Business realignment costs(3)	(6,392)	—	(11,497)	—
Adjusted total compensation and benefits	$92,977	$93,041	$291,948	$287,005

Non-compensation expense—GAAP	$37,931	$30,938	$113,282	$98,141
TPH business combination related expenses(4)	(1,645)	(1,645)	(4,935)	(4,935)
Business Combination transaction expenses(5)	(1,210)	(331)	(2,375)	(920)
Warrant Exchange transaction expenses(6)	—	(1,176)	—	(1,301)
Settlement related expenses(7)	(809)	—	(809)	—
Adjusted non-compensation expense(8)	$34,267	$27,786	$105,163	$90,985

Operating income (loss)—GAAP	$(26,692)	$(8,818)	$(71,134)	$(28,190)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	16,045	18,748	54,648	55,983
Public company transaction related incentives(2)	12,350	11,470	35,733	35,420
Business realignment costs(3)	6,392	—	11,497	—
TPH business combination related expenses(4)	1,645	1,645	4,935	4,935
Business Combination transaction expenses(5)	1,210	331	2,375	920
Warrant Exchange transaction expenses(6)	—	1,176	—	1,301
Settlement related expenses(7)	809	—	809	—
Adjusted operating income (loss)	$11,759	$24,552	$38,863	$70,369

Income (loss) before income taxes—GAAP	$(23,929)	$(8,289)	$(68,876)	$1,566
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	16,045	18,748	54,648	55,983
Public company transaction related incentives(2)	12,350	11,470	35,733	35,420
Business realignment costs(3)	6,392	—	11,497	—
TPH business combination related expenses(4)	1,645	1,645	4,935	4,935
Business Combination transaction expenses(5)	1,210	331	2,375	920
Warrant Exchange transaction expenses(6)	—	1,176	—	1,301
Settlement related expenses(7)	809	—	809	—
Adjustments to non-operating income (expenses)(9)	1,287	6,331	2,725	(15,695)
Adjusted income (loss) before income taxes	$15,809	$31,412	$43,846	$84,430

Income tax expense (benefit)—GAAP	$(191)	$4,570	$552	$10,707
Tax impact of non-GAAP adjustments(10)	3,381	893	5,265	4,146
Adjusted income tax expense (benefit)	$3,190	$5,463	$5,817	$14,853

Net income (loss)—GAAP	$(23,738)	$(12,859)	$(69,428)	$(9,141)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	16,045	18,748	54,648	55,983
Public company transaction related incentives(2)	12,350	11,470	35,733	35,420
Business realignment costs(3)	6,392	—	11,497	—
TPH business combination related expenses(4)	1,645	1,645	4,935	4,935
Business Combination transaction expenses(5)	1,210	331	2,375	920
Warrant Exchange transaction expenses(6)	—	1,176	—	1,301
Settlement related expenses(7)	809	—	809	—
Adjustments to non-operating income (expenses)(9)	1,287	6,331	2,725	(15,695)
Tax impact of non-GAAP adjustments(10)	(3,381)	(893)	(5,265)	(4,146)
Adjusted net income (loss)	$12,619	$25,949	$38,029	$69,577

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

U.S. GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Adjusted net income (loss)	$12,619	$25,949	$38,029	$69,577
Less: Adjusted income tax expense (benefit)	(3,190)	(5,463)	(5,817)	(14,853)
Add: If-converted tax impact(11)	5,183	8,591	11,451	24,152
Adjusted if-converted net income (loss)	$10,626	$22,821	$32,395	$60,278

Weighted-average diluted shares of Class A common stock outstanding	86,647,697	87,745,776	86,593,581	90,535,232
Weighted average number of incremental shares from assumed vesting of RSUs and PSUs(12)	2,682,303	129,712	1,561,627	155,527
Weighted-average adjusted diluted shares of Class A common stock outstanding	89,330,000	87,875,488	88,155,208	90,690,759

Adjusted net income (loss) per Class A share—diluted, if—converted	$0.12	$0.26	$0.37	$0.66

Key metrics: (13)
GAAP operating income (loss) margin	(19.2)%	(6.1)%	(16.3)%	(6.3)%
Adjusted operating income (loss) margin	8.5%	16.9%	8.9%	15.7%
GAAP compensation ratio	92%	85%	90%	84%
Adjusted compensation ratio	67%	64%	67%	64%
GAAP effective tax rate	1%	(55)%	(1)%	684%
Adjusted if-converted effective tax rate	33%	27%	26%	29%

Notes to U.S. GAAP Reconciliation of Adjusted Results:

(1)Equity-based compensation not dilutive to investors in PWP or PWP Holdings LP (“PWP OpCo”) includes amortization of legacy awards granted to certain partners prior to the business combination that closed on June 24, 2021 (the “Business Combination”) and PWP Professional Partners LP (“Professional Partners”) alignment capital units and value capital units awards. The vesting of these awards does not dilute PWP shareholders relative to Professional Partners as Professional Partners’ interest in PWP OpCo does not change as a result of granting those equity awards to its working partners.
(2)Public company transaction related incentives includes equity-based compensation for transaction-related restricted stock units (“RSUs”) which are directly related to milestone events that were part of the Business Combination process and reorganization. These payments were outside of PWP’s normal and recurring bonus and compensation processes.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

(3)During the second quarter of 2023, we began a review of the business, which is resulting in employee reductions in order to improve compensation alignment and to provide greater flexibility to advance strategic opportunities. Costs include separation and transition benefits and the accelerated amortization (net of forfeitures) of certain equity-based awards. For the three and nine months ended September 30, 2023, such amortization includes $1.8 million and $1.9 million, respectively, for certain Professional Partners Awards and $0.3 million and $0.8 million, respectively, for certain transaction-related RSUs, which are excluded from Equity-based compensation not dilutive to investors in PWP or PWP OpCo and Public company transaction related incentives. Currently, we are estimating $30 million of total business realignment costs, including cash benefits and non-cash accelerated amortization of equity-based awards, with approximately $18 million expected to be incurred during the remainder of 2023.
(4)On November 30, 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (TPH), an independent advisory firm focused on the energy industry. The adjustment reflects the amortization of intangible assets associated with the acquisition, and such assets will be fully amortized by November 30, 2026.
(5)Transaction costs that were expensed associated with the Business Combination, including (i) equity-based vesting for transaction-related RSUs issued to non-employees and (ii) costs incurred in 2023 related to a potential future partnership restructuring that was contemplated during the implementation of the up-C structure at the time of the Business Combination.
(6)Transaction costs that were expensed associated with the exchange offer and solicitation relating to the Company’s outstanding warrants, which the Company commenced on July 22, 2022 (the “Warrant Exchange”).
(7)Certain expenses incurred related to the Settlement.
(8)See reconciliation below for the components of the consolidated statements of operations included in non-compensation expense—GAAP as well as Adjusted non-compensation expense.
(9)For the three and nine months ended September 30, 2022, this adjustment includes a loss of $6.3 million and a gain of $15.8 million, respectively, on the change in fair value of warrant liabilities, which is non-cash and we believe not indicative of our core performance. A minimal adjustment for the amortization of debt discounts and issuance costs is also included for all periods as well as the $1.25 million charge related to the Settlement for the three and nine months ended September 30, 2023 and a non-operating loss on investment of $1.4 million for the nine months ended September 30, 2023.
(10)The non-GAAP tax expense represents the Company’s calculated tax expense on adjusted non-GAAP income. It excludes the impact on income taxes of certain transaction-related items and other items not reflected in our adjusted non-GAAP results. It does not represent the cash that the Company expects to pay for taxes in the current periods.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

(11)The if-converted tax expense represents the Company's calculated tax expense on adjusted non-GAAP income assuming the exchange of all partnership units for PWP Class A common stock, resulting in all of the Company’s income being subject to corporate-level tax.
(12)Assumed vesting of RSUs and performance restricted stock units (“PSUs”) as calculated using the treasury stock method and to the extent dilutive to Adjusted net income (loss) per Class A share—diluted, if-converted.
(13)Reconciliations of key metrics from U.S. GAAP to Adjusted results are a derivative of the reconciliation of their components.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

U.S. GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands)

	Three Months Ended September 30, 2023
	U.S. GAAP	Adjustments		Adjusted
Professional fees	$10,256	$(2,019)	(1)	$8,237
Technology and infrastructure	8,045	—		8,045
Rent and occupancy	6,766	—		6,766
Travel and related expenses	4,134	—		4,134
General, administrative and other expenses	5,036	—		5,036
Depreciation and amortization	3,694	(1,645)	(2)	2,049
Non-compensation expense	$37,931	$(3,664)		$34,267

	Three Months Ended September 30, 2022
	U.S. GAAP	Adjustments		Adjusted
Professional fees	$8,180	$(1,507)	(3)	$6,673
Technology and infrastructure	7,337	—		7,337
Rent and occupancy	6,404	—		6,404
Travel and related expenses	2,912	—		2,912
General, administrative and other expenses	3,648	—		3,648
Depreciation and amortization	2,457	(1,645)	(2)	812
Non-compensation expense	$30,938	$(3,152)		$27,786

	Nine Months Ended September 30, 2023
	U.S. GAAP	Adjustments		Adjusted
Professional fees	$26,546	$(3,184)	(1)	$23,362
Technology and infrastructure	25,850	—		25,850
Rent and occupancy	20,858	—		20,858
Travel and related expenses	13,634	—		13,634
General, administrative and other expenses	16,226	—		16,226
Depreciation and amortization	10,168	(4,935)	(2)	5,233
Non-compensation expense	$113,282	$(8,119)		$105,163

	Nine Months Ended September 30, 2022
	U.S. GAAP	Adjustments		Adjusted
Professional fees	$25,902	$(2,221)	(3)	$23,681
Technology and infrastructure	22,414	—		22,414
Rent and occupancy	17,511	—		17,511
Travel and related expenses	8,847	—		8,847
General, administrative and other expenses	15,414	—		15,414
Depreciation and amortization	8,053	(4,935)	(2)	3,118
Non-compensation expense	$98,141	$(7,156)		$90,985

(1)Reflects an adjustment to exclude transaction costs associated with the Business Combination and certain expenses related to the Settlement.
(2)Reflects an adjustment to exclude the amortization of intangible assets related to the TPH business combination.
(3)Reflects an adjustment to exclude transaction costs associated with the Business Combination and the Warrant Exchange.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.